UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2005
NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-3880 (Commission File Number)	13-1086010 (IRS Employer or Identification No.)

6363 Main Street, Williamsville, New York (Address of principal executive offices)	14221 (Zip Code)
Registrant’s telephone number, including area code: (716) 857-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On December 19, 2005, the Compensation Committee of the Board of Directors of National Fuel Gas Company (the “Company”) set specific performance goals for fiscal year 2006 for Philip C. Ackerman, as Chief Executive Officer of the Company, under the Company’s Annual At Risk Compensation Incentive Program. The goals are specified levels of Company earnings per share (weighted as 55% of the formula), long-term strategy, succession planning and long-term incentive compensation goals (weighted as 10% of the formula), proved developed and undeveloped reserves goals (weighted as 25% of the formula) and customer service and safety goals (weighted as 10% of the formula).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

	By:	J. R. Peterson

J. R. Peterson Assistant Secretary

Dated: December 23, 2005